SUPPLEMENT TO
THE SPARTAN(registered trademark) SHORT-INTERMEDIATE GOVERNMENT FUND AND SPARTAN(registered trademark) GOVERNMENT INCOME FUND
JUNE 21, 1997 PROSPECTUS
   The following information replaces similar information found in "Expenses" beginning on page 4.
   FMR has voluntarily agreed to reimburse Spartan Government Income to the extent that total operating expenses exceed 0.60% of its average net assets. This arrangement will remain in effect until June 26, 1998. If this agreement were not in effect, the management fee, other expenses, and total operating expenses would have been 0.65%, 0.00%, and 0.65%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
The following information replaces similar information found in "Investment Principles and Risks" beginning on page 12.
ILLIQUID SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to a fund.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.